UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 6, 2005
UGI CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
460 N. Gulph Road
King of Prussia, Pennsylvania 19406
(Address of Principal Executive Offices) (Zip code)
(610) 337-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
     ITEM 1.01 Entry into a Material Definitive Agreement
     Change in Control Arrangements
     On December 6, 2005, based on a periodic review of change in control arrangements, the Board of Directors of UGI Corporation (“UGI”) approved change in control agreements for Messrs. Greenberg, Walsh, Mendicino and Knauss which provide certain benefits in the event of a change in control of UGI.
     Each agreement has a three-year term and will thereafter be automatically extended for one-year terms unless, prior to a change in control, UGI provides sixty-days advance written notice to the executive of the non-renewal. In the absence of a change in control, each agreement will terminate when, for any reason, the executive’s employment with his employer is terminated.
     A change in control is generally deemed to occur with respect to UGI if: (i) any person (other than the executive, his or her affiliates and associates, UGI or any of its subsidiaries, any employee benefit plan of UGI or any of its subsidiaries, or any person or entity organized, appointed, or established by UGI or its subsidiaries for or pursuant to the terms of any such employee benefit plan), together with all affiliates and associates of such person, acquires securities representing 20% or more of either (x) the then outstanding shares of common stock of UGI or (y) the combined voting power of UGI’s then outstanding voting securities; (ii) individuals who, at the beginning of any 24-month period constitute the Board of Directors (the “Incumbent Board”) and any new director whose election by the Board, or nomination for election by UGI’s shareholders, was approved by a vote of at least a majority of the Incumbent Board, cease for any reason to constitute a majority thereof; (iii) UGI is reorganized, merged or consolidated with or into, or sells all or substantially all of its assets to, another corporation in a transaction in which former shareholders of UGI do not own more than 50% of the outstanding common stock and the combined voting power, respectively, of the then outstanding voting securities of the surviving or acquiring corporation after the transaction; or (iv) UGI is liquidated or dissolved.
     Severance benefits are payable under a change in control agreement if, within two years of a change in control, (1) the executive’s employment is involuntarily terminated without cause or (2) the executive terminates employment for good reason. For purposes of the agreement, “good reason” is defined as termination of the executive’s officer status; a significant reduction in the executive’s authority, duties, responsibilities or compensation; the failure of the executive’s employer to comply with the terms of the agreement; or a substantial relocation or excessive travel requirement. For purposes of the agreement, “cause” is defined as the executive’s misappropriation of funds, habitual insobriety or substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of his or her duties, which adversely affects the executive’s employer.
     Following the execution of a release, each executive who is entitled to severance benefits under a change in control agreement will receive the greater of:
•	the compensation and benefits provided under the severance plan of the executive’s employer; or

•	a lump sum cash payment equal to a multiple of the executive’s base salary and bonus (calculated using the executive’s current target bonus or a three-year average, whichever is greater); a prorated bonus for the current year; a lump sum payment based on the executive’s cost for continuing health and welfare benefits for a number of years equal to the executive’s multiple and continued coverage under the employer’s executive retirement plan for a number of years equal to the executive’s multiple.
     For purposes of calculating severance benefits, each executive’s multiple is determined under the following schedule:

Executive	Multiple

Messrs. Greenberg, Walsh, Mendicino and Knauss	3

     Each change in control agreement provides a “conditional gross-up” for excise and related taxes in the event the severance compensation and other payments to an executive would constitute “excess parachute payments,” as defined in Section 280G of the Internal Revenue Code. The tax gross up will be provided if the aggregate parachute value of all severance and other change in control payments to the executive is greater than 110% of the maximum amount that may be paid under Section 280G of the Code without imposition of an excise tax. If the parachute value of an executive’s payments does not exceed the 110% threshold, the executive’s payments under the change in control agreement will be reduced to the extent necessary to avoid imposition of the excise tax on “excess parachute payments.”
     Bonus Payments
     On December 6, 2005, the Board of Directors of UGI approved annual bonuses for fiscal year 2005 for Messrs. Greenberg, Mendicino, Walsh and Varagne. Bonuses are earned pursuant to annual bonus plans of UGI and its subsidiaries and are based on the achievement of pre-approved business and/or financial performance objectives, which support business plans and strategic goals. The annual bonuses payable to UGI’s named executive officers for fiscal year 2005 are as follows:

Name	Title	Bonus for Fiscal
		Year 2005
Lon R. Greenberg	Chairman & Chief Executive	$1,634,000
	Officer of UGI

Anthony J. Mendicino	Senior Vice President — Finance &	$619,528
	Chief Financial Officer of UGI

John L. Walsh	President & Chief Operating	$405,015
	Officer of UGI

Francois Varagne	President and Chief Executive	€265,000
	Officer of Antargaz

Eugene V.N. Bissell	President & Chief Executive	$306,000
	Officer of AmeriGas Propane, Inc.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
     ITEM 9.01 Financial Statements and Exhibits
     (d)     Exhibits

Exhibit No.	Description

10.1	UGI Corporation Form of Change in Control Agreement

10.2	UGI Corporation 2004 Omnibus Equity Compensation Plan Directors Stock Unit Grant Letter

10.3	UGI Corporation 2004 Omnibus Equity Compensation Plan Directors Nonqualified Stock Option Grant Letter

10.4	UGI Corporation 2004 Omnibus Equity Compensation Plan UGI Employees Nonqualified Stock Option Grant Letter

10.5	UGI Corporation 2004 Omnibus Equity Compensation Plan UGI Utilities Employees Nonqualified Stock Option Grant Letter

10.6	UGI Corporation 2004 Omnibus Equity Compensation Plan AmeriGas Employees Nonqualified Stock Option Grant Letter

10.7	UGI Corporation 2004 Omnibus Equity Compensation Plan UGI Employees Performance Unit Grant Letter

10.8	UGI Corporation 2004 Omnibus Equity Compensation Plan Utilities Employees Performance Unit Grant Letter

10.9	UGI Corporation 2004 Omnibus Equity Compensation Plan UGI Employees Stock Unit Grant Letter

10.10	UGI Corporation 2004 Omnibus Equity Compensation Plan, as amended December 7, 2004 — Terms and Conditions as amended December 6, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
UGI CORPORATION
(Registrant)
By: /s/ Margaret M. Calabrese
Margaret M. Calabrese
Secretary
December 9, 2005

EXHIBIT INDEX
The Following Exhibits Are Furnished:

Exhibit No.	Description

10.1	UGI Corporation Form of Change in Control Agreement

10.2	UGI Corporation 2004 Omnibus Equity Compensation Plan Directors Stock Unit Grant Letter

10.3	UGI Corporation 2004 Omnibus Equity Compensation Plan Directors Nonqualified Stock Option Grant Letter

10.4	UGI Corporation 2004 Omnibus Equity Compensation Plan UGI Employees Nonqualified Stock Option Grant Letter

10.5	UGI Corporation 2004 Omnibus Equity Compensation Plan UGI Utilities Employees Nonqualified Stock Option Grant Letter

10.6	UGI Corporation 2004 Omnibus Equity Compensation Plan AmeriGas Employees Nonqualified Stock Option Grant Letter

10.7	UGI Corporation 2004 Omnibus Equity Compensation Plan UGI Employees Performance Unit Grant Letter

10.8	UGI Corporation 2004 Omnibus Equity Compensation Plan Utilities Employees Performance Unit Grant Letter

10.9	UGI Corporation 2004 Omnibus Equity Compensation Plan UGI Employees Stock Unit Grant Letter

10.10	UGI Corporation 2004 Omnibus Equity Compensation Plan, as amended December 7, 2004 — Terms and Conditions as amended December 6, 2005

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